UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 27, 2023

Date of Report (Date of earliest event reported)

GENESIS UNICORN CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41287	85-4283150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

(Address of Principal Executive Offices, and Zip Code)

(609) 466-0792

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one redeemable warrant	GENQU	The NASDAQ Stock Market LLC
Class A Common Stock, $0.0001 par value	GENQ	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2023, Genesis Unicorn Capital Corp. (the “Company”) issued an amended and restated promissory note (the “Note”) in the principal amount of up to $4,500,000 to Genesis Unicorn Capital, LLC (the “Sponsor”), pursuant to which the Sponsor shall loan to the Company up to $4,500,000 to pay, among other things, any extension fees and transaction costs associated with any extensions of time needed for the Company to consummate its business combination. The Note amends and restates the Promissory Note, dated as of March 1, 2023 (the “Original Note”). For the purposes of clarity, the Company and the Sponsor hereby agreed that the certain instrument dated as of March 1, 2023 pursuant to which the Sponsor purported to loan up to $2,000,000 to the Company was hereby canceled and deemed void ab initio.

The Note bears no interest and is repayable in full upon the earlier of (a) February 17, 2024 or (b) the date of the consummation of the Company’s initial business combination. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Promissory Note dated April 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2023

GENESIS UNICORN CAPITAL CORP.

By:	/s/ Samuel Lui
Name:	Samuel Lui
Title:	President and Chief Financial Officer